ZRCN™
mapping the manmade™

December 2023

Investor Presentation



Disclaimer

This corporate presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, relating to future events and expectations that are based on certain assumptions and contingencies. The forward-looking statements are made pursuant to the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995 and relate to the Company's performance on a going-forward basis. The forward-looking statements in this communication involve risks and uncertainties, which could cause actual results, performance or trends to differ materially from those expressed in the forward-looking statements herein or in previous disclosures.

The Company believes that all forward-looking statements made by it in this communication have a reasonable basis, but there can be no assurance that the expectations, beliefs or projections as expressed in the forward-looking statements will actually occur or prove to be correct.

Investment Highlights

- Products include proprietary capacitive sensor-based technology backed by extensive patent portfolio
- Premier core brand with loyal customer base and national retailer distribution
- Substantial addressable markets in need of accessible infrastructure data
- Proven integrated manufacturing, distribution, and R&D model provides scalable growth platform
- Consistently profitable core business throughout economic cycles

Building on Our History of Innovation

Positioned to leverage our proprietary sensor-based technology and integrated model to expand applications and enter new markets globally

Safety	Accuracy	Efficiency	Data

46 Years of R&D Investment and 200+ Patents/Trademarks



Innovation Track Record

Nearly Five Decades of Performance Engineering

- **1977** Founded
- **1980** Studsensor™
- **1982** Craftsman at sears
- **1984** John Stauss CEO
- **1992** Studsensor™ Pro
- **2001** Multiscanner® Pro SL
- **2007** Multiscanner® i520
- **2021** Superscan® W4
- **2023** Wood Stud Superscan® Launch
- **2024** Public Markets Launch



ZIRCON®

Premier Core Brand

Wall scanners, metal detectors, drill guides, water detection and leveling tools

- Must-have products with leading domestic stud finder market share
- National distribution and strong retail partnerships
- Manufacturing and supply chain excellence
- High customer loyalty and generational referral business
- Revenues concentrated domestically - significant expansion runway globally

Robust Product Offering



Stud Finders



Metal Detectors



Water Detectors



Drill Guides



Water Levels



Electrical

Next-Generation Stud Finder

Wood Stud SuperScan® launched in 2023

- Recognizes and filters out metallic and low-density objects delivering accurate picture of objects behind wall surface
- Utilizes multiple sensors and sophisticated signal processing to filter out false positives
- New color-coded user interface provides an intuitive "go/no go" indication in response to what is being sensed
- Patented SpotLite® Pointer shines an arrow-shaped beam on the wall, pinpointing target's location
- Advanced technology breakthrough powers next stage of innovation and growth


ZIRCON
STUD MODE
TARGET CONTROL
SUPERSCAN
H1
ZIRCON
WOOD STUD
SUPERSCAN
+FILTERz
ZIRCON
4 MODE
TARGET CONTROL
SUPERSCAN
W4

Scalable Growth Platform

Proven, fully integrated model lays foundation for continued innovation and growth and guides M&A strategy

Manufacturing

- High volume electronics assembly
- Dedicated assembly and packaging operations
- Domestic, near-shore and off-shore locations
- Proprietary in-line testing technology and protocols

Distribution

- High direct ship service levels and fill rates (99%)
- Servicing large retailers/distributors and direct to consumers
- Stocking inventory in North America, Europe, Asia
- Global EDI capability

Advanced Technology

- Custom ASIC technology
- Design for manufacturing
- Complex sensor data
- Bluetooth and WIFI connectivity
- APP development

Fiscal 2023 - Core Business Concentrated Among DIY Consumers in U.S.


Retail Outlets
82%
7%
4%
3%
3%
1%
Home Centers
Co-ops
Internet Sales
Specialty Retailers
Distribution
Others


Global Markets
88%
7%
1%
4%
US
Canada
Europe
Others


User Profile
80%
20%
Do-it-Yourselfers
Professional

Our Business Today: Fiscal 2024 First Half Revenue Breakdown*


3%
1%
2%
5%
89%
USA
CAN
Japan
Europe
Other

Total: $15.8 million

- First half sales increased 7% on uptick in volume
- Over 89% of business is generated domestically
- 6.9% y/y six-month revenue growth outpacing macro trend
- Expanding presence in Canada
- Expanding strength in Europe and Japan

**For the six months ended September 30, 2023*

Growth Strategy

Leverage our brand, using an integrated model, selective M&A and extensive IP portfolio to expand globally

- Enter new geographic markets
- Develop new products & applications
- Pursue selective M&A
- Efficiently Monetize IP



Runway for Growth: Massive Global Market Opportunity

Market Drivers

- Commercial Building & Renovation
- Municipal Infrastructure
- Infrastructure Remediation
- Building Inspection Services
- Do-It-Yourselfers

Addressable Market

Size of the global construction market from 2020 to 2021, with forecasts from 2022 to 2030 (in trillion U.S. dollars)



Market size in trillion U.S. dollars
0
2
4
6
8
10
12
14
6.4
7.3
8.2
8.9
9.6
10.3
11
11.8
12.6
13.5
14.4
2020
2021
2022
2023
2024
2025
2026
2027
2028
2029
2030

Source: Next Move Strategy Consulting Construction Industry Worldwide 2014-2035. McKinsey, WorldBank, HIS. https://www.statista.com/statistics/788128/construction-spending-worldwide/

Leveraging Our IP:
Next-Gen Product Development

- Elevates building and construction transparency by obtaining structural data via AI and robotic sensors
- Aging infrastructure leading to massive investment, new regulations and safety requirements
- Rapid urban development and severe weather events elevating risks
- What's inside the walls? If you can't identify it, you can't address it
- Our technology supports multiple uses to ensure safe building practices, including building information modeling and inspection



NYC closes number of parking garages over substantial structural issues after last week's fatal collapse
By Nolan Hicks and Bernadette Hogan
April 28, 2023 | 7:31pm | Updated
Video shows interior of parking garage during collapse
00:02 / 00:41
The city Buildings Department fou
serious structural issues at four pa
garages after last week's fatal colla
immediately ordered them totally or
shut down, officials said Friday.
Florida Condo Residents Are Forced to Evacuate After Safety Inspection
An engineer deemed the three-story, 35-unit building in North Bay Village, Fla., structurally unsafe, nearly two years after the deadly collapse of a condo building in nearby Surfside.
Florida condo disaster: A look at other major US building collapses in recent history
BY SUMMER LIN
UPDATED JUNE 24, 2021 6:40 PM
The rubble is seen at Champlain Towers South Condo in Surfside, located at 8777 Collins Avenue, a part of which collapsed in the early morning in Surfside, Florida, Thursday, June 24, 2021. There have been major building collapses in Massachusetts, Missouri, South Carolina, New York, Florida, Louisiana, and Connecticut through history. DAVID SANTIAGO
dsantiago@miamiherald.com

Going Deeper: Substantial Opportunity to Develop Advanced Data-Driven Applications

Materials sensing & infrastructure data characterization

Government	Insurance	Commercial Building	DIY & Home Improvement

- Mobile-accessible infrastructure data solutions
- Leverage IP/license data & technology
- Standardize certification processes



Runway for Growth: Building Inspection Services

Inspection & Certification Testing

Market Dynamics

- $3.4B estimated B.I.S market by 2024
- 88% of buyers use home inspector services for building purchases
- 86% of inspections identified at least one problem
- 18.7% found at least one electrical system issue
- 13.6% discovered plumbing system issues

Revenue in U.S. Forecast to 2024



Revenue in million U.S. Dollars
4,000
3,500
3,000
2,500
2,000
1,500
1,000
500
0
2012
2013
2014
2015
2016
2017
2018*
2019*
2020*
2021*
2022*
2023*
2024*

Source: https://www.statista.com/forecasts/885054/building-inspection-services-revenue-in-the-us

Runway for Growth: Building Information Modeling (BIM)

BIM Retroactive

- CAD capabilities largely limited to new construction; ZRCN's advanced scanning technologies can expand the addressable market beyond exterior measurement to subsurface modeling and analysis
- ZRCN's advanced technology will integrate with BIM, incorporating scanned data from as-built existing construction
- Integrated and mobile solutions will further penetrate the market and enhance revenue profile overall

Massive Market Opportunity

Revenue of the construction and design software market worldwide from 2019 to 2028 (in million U.S. dollars)



Revenue in million U.S. Dollars
12,000
10,000
8,000
6,000
4,000
2,000
0
2019
2020
2021
2022
2023
2024
2025
2026
2027
2028

Source: https://www.statista.com/forecasts/966626/construction-design-software-market-revenue-in-the-world

Vision: Scaling Next Generation Solutions for Premium Markets

Core Principals of Development:
Hardware sales + ongoing service subscriptions

SCAN	LOCATE	COMBINE	PROCESS	SHARE

Remote Data Accessibility

Supporting our Strategy: Disciplined Investment Focus

- Elevate sales leadership and expand sales team in key markets
- Advance sensor technologies and deliver unique products for premium markets
- Expand manufacturing and shipping/ fulfilment facilities
- Strengthen marketing and B2B lead generation resources



Solid Financial Profile

- Stable core business with established national retail distribution
- Consistent track record of profitability across economic cycles, while prudently investing in R&D
- Efficient component sourcing and product development
- Resilient manufacturing & exceptional fulfillment rates
- Ample liquidity to fund operations for next 12 months
- Proven track record in implementing sustainability initiatives

Profitable Core Business Across Economic Cycles*



37%
36%
37%
40%
40%
Revenues
Operating Income
Net Income
Gross Margin
$35.28 M
$1.48 M
$830 K
$33.01 M
$1.11 M
$442 K
$40.88 M
$3.91 M
$4.65 M
$35.57 M
$842 K
$385 K
$30.45 M
$252 K
($435) K**
2019
2020
2021
2022
2023

* Period Ended March 31; Results exclude the impact of consolidation with Mexican and UK Variable Interest Entities (VIE)

**Net loss primarily impacted by pull-forward of revenue in prior two years due to COVID-related dynamics and increased interest costs

First Half Fiscal 2024 Financial Highlights*

	2024	2023
Net Sales	$15,828,758	$14,808,570
Gross Profit	$7,333.968	$5,980,564
Operating Income	$781,047	$96,038
Net Income (Loss)	$389,244	($186,238)
Cash from Operating Activities	($125,296)	($176,489)
Net Increase/Decrease in Cash	$214,103	($87,090)

* Period Ended September 30; Results exclude the impact of consolidation with Mexican and UK Variable Interest Entities (VIE)

Fiscal Year 2023 Financial Highlights*

	2023	2022
Net Sales	$30,449,470	$35,568,009
Gross Profit	$12,233,375	$14,242,883
Operating Income	$252,415	$841,710
Net Income (Loss)	($434,703)	$384,853
Cash from Operating Activities	$1,030,586	$227,109
Net Decrease in Cash	($237,261)	($117,770)

* Period Ended March 31; Results exclude the impact of consolidation with Mexican and UK Variable Interest Entities (VIE)

Balance Sheet Highlights*

Cash	$243,118
Working Capital	$7,052,414
Total Assets	$28,800,412
Total Liabilities	$19,341,101
Total Stockholders Equity	$9,459,311

* Period Ended September 30, 2023; Results reflect the accounting impact of consolidation with Mexican and UK Variable Interest Entities (VIE)

Investment Highlights

- Products include proprietary capacitive sensor-based technology backed by extensive patent portfolio
- Premier core brand with loyal customer base and national retailer distribution
- Substantial addressable markets in need of accessible infrastructure data
- Proven integrated manufacturing, distribution, and R&D model provides scalable growth platform
- Consistently profitable core business throughout economic cycles

zrcn™
mapping the manmade™

Thank You!

